UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 21, 2009 (August 17, 2009)

COMSTOCK HOMEBUILDING COMPANIES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-32375	20-1164345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 SUNSET HILLS ROAD, 5TH FLOOR

RESTON, VIRGINIA 20910

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 883-1700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective as of August 17, 2009, Comstock Massey Preserve, LLC (“Massey”), Comstock Homes of Raleigh, LLC (“CHOR”), Parker Chandler Homes, LLC (“PCH”), Comstock Holland Road, LLC (“Holland”), Comstock James Road, LLC (“James”), Tribble Road Development, LLC (“Tribble”), Comstock Summerland, L.C. (“Summerland”), Comstock Landing, LLC (“Landing”), Comstock Wakefield, LLC (“Wakefield I”), Comstock Wakefield II, LLC (“Wakefield II”) (collectively, the “Guarantors”), and Comstock Homebuilding Companies, Inc. (the “Company” or “Borrower”)(the “Company” together with the “Guarantors”, the “Obligors”) entered into a Consensual Foreclosure and Settlement Agreement dated August 17, 2009 (the “Agreement”), with Wachovia Bank, N.A. (the “Lender”) relating to $17,758,090.85 of outstanding indebtedness (the “Debts”) owed by the Obligors to Lender. Under the terms of the Agreement, Lender has released the Obligors from their obligations and guarantees relating to the Debts contemporaneous with the execution by the Borrower of a non-interest bearing unsecured deficiency note in the amount of $1,805,243 with a three year term (the “Deficiency Note”). The Deficiency Note is fully subordinate to the repayment of the Company’s secured creditors and is subject to principal reduction based on the number of completed dwelling units conveyed with Obligors assistance prior to September 30, 2009. Based on current sales backlog, the reduced principal balance of the Deficiency Note is expected to be approximately $425,000. Provided the Obligors are cooperative in the foreclosure process and the representations made by the Obligors in the Agreement are materially accurate, Obligors shall have no further liability to Lender except for repayment of the Deficiency Note.

The assets pledged include: Massey Preserve, raw land located in Raleigh, North Carolina; Haddon Hall, a condominium project in Raleigh, North Carolina; Holland Farm, a development project in Raleigh, North Carolina; Wakefield Plantation, a single family project in Raleigh, North Carolina; Riverbrooke, a single family project in Raleigh, North Carolina; Wheatleigh Preserve, a single family project in Raleigh, North Carolina; Brookfield Station, a single family project in Raleigh, North Carolina; Providence, a single family project in Raleigh, North Carolina; Allyn’s Landing, a development project in Raleigh, North Carolina; Allen Creek, a single family project in Atlanta, Georgia; Arcanum Estates, a single family project in Atlanta, Georgia; Falling Water, a single family project in Atlanta, Georgia; James Road, a development project in Atlanta, Georgia; Tribble Lakes, a development project in Atlanta, Georgia; and Summerland, a condominium project in Woodbridge, Virginia (individually and collectively, the “Collateral”).

The Agreement fully resolves all outstanding indebtedness issued pursuant to the revolving borrowing base facility and loan from Lender to the Company as Borrower for which subsidiaries of the Company are Guarantors in the original principal amount of $40,000,000, such facility being amended through an Original Forbearance Agreement dated February 21, 2007 and a Second Forbearance Agreement dated December 10, 2008 that separated the facility into three separate notes: a term note in the current outstanding amount of $11,960,389, a revolving note in the current outstanding amount of $2,705,757 and a term note in the amount of $3,091,944 for the Tribble Lakes project. Lender previously issued a notice of default to Obligors relating to the Debts, the details of which were reported by the Company in a Form 8-K filing dated April 17, 2009.

On August 21, 2009, the Company issued a press release announcing the Agreement. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2009

COMSTOCK HOMEBUILDING COMPANIES, INC.

/s/ Christopher Clemente
Chief Executive Officer